UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05567

MFS INTERMEDIATE HIGH INCOME FUND

(Exact name of registrant as specified in charter)

500 Boylston Street, Boston, Massachusetts 02116

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: November 30

Date of reporting period: November 30, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual report

MFS® Intermediate High Income Fund

11/30/10

CIH-ANN

MFS® Intermediate High Income Fund

New York Stock Exchange Symbol: CIF

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CEO

Dear Shareholders:

After an extended rebound in the financial markets, uncertainty returned in early 2010 as investors began to question the durability of the recovery for global economies and markets. That uncertainty led to increased risk aversion, especially as investors saw the eurozone struggle with the debt woes of many of its members. In September, the U.S. Federal Reserve Board’s promises to further loosen monetary policy helped assuage market fears and drive asset prices off their recent lows. A combination of solid earnings and improving economic data gave an additional boost to investor sentiment. As we begin 2011, we are cautiously optimistic that economic growth will continue to improve and that the global economies will recover from the shocks of the past few years. We expect the pace of recovery worldwide will be uneven and volatile.

As always, we continue to be mindful of the many challenges faced at the individual, national, and international levels. It is in times such as these that we want to remind investors of the merits of maintaining a long-term view, adhering to basic investing principles such as asset allocation and diversification, and working closely with their advisors to research and identify investment opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

January 14, 2011

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
Medical & Health Technology & Services	9.0%
Energy Independent	7.6%
Gaming & Lodging	7.5%
Broadcasting	7.4%
Telecommunications-Wireless	6.3%

Composition including fixed income credit quality (a)(i)
AA	0.2%
A	0.2%
BBB	8.1%
BB	38.8%
B	58.5%
CCC	22.6%
CC	0.5%
C	0.3%
D	0.3%
Other Fixed Income (NR) (o)	0.0%
Non-Fixed Income (NR)	2.6%
Cash & Other	(32.1)%

Portfolio facts (i)
Average Duration (d)	5.8
Average Effective Maturity (m)	7.3 yrs.

(a)	The rating categories include debt securities and fixed-income structured products where these have long-term public ratings. All ratings are assigned in accordance with the following hierarchy: If a security is rated by Moody’s, then that rating is used; if not rated by Moody’s, then a Standard & Poor’s rating is used; if not rated by S&P, then a Fitch rating is used. Ratings from Moody’s are shown in the S&P and Fitch scale (e.g., AAA). All ratings are subject to change. Other Fixed Income (NR) includes unrated long-term fixed income securities, interest rate swaps and fixed income futures. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments.

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if applicable. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the

Portfolio Composition – continued

amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

(o)	Less than 0.1%.

From time to time “Cash & Other Net Assets” may be negative due to borrowings for leverage transactions, timing of cash receipts, and/or equivalent exposure from any derivative holdings.

Percentages are based on net assets as of 11/30/10.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

The MFS Intermediate High Income Fund (the “fund”) is a closed-end fund investing primarily in high-yield fixed income securities in lower-rated categories.

For the twelve months ended November 30, 2010, shares of the fund provided a total return of 21.94%, at net asset value. This compares with a return of 16.78% for the fund’s benchmark, the Barclays Capital U.S. High-Yield Corporate Bond Index.

Market Environment

The first half of the reporting period witnessed a continuation of the financial market and macroeconomic rebounds that had begun in early 2009. These recoveries in global activity and asset valuations were generally synchronized around the world, led importantly by emerging Asian economies, but broadening to include most of the global economy to varying degrees. Primary drivers of the recoveries included an unwinding of the inventory destocking that took place earlier, the production of manufacturing and capital goods, as well as massive fiscal and monetary stimulus.

During the second half of the period, heightened risk surrounding the public-debt profiles of several of the peripheral European countries impaired market sentiment. At the same time, the improving trend in global macroeconomic data began to weaken somewhat. These two dynamics caused many asset prices to retrench significantly, as many questioned the durability of the global recovery.

Towards the end of the period, the U.S. Federal Reserve led markets to believe that further monetary loosening would be forthcoming if macroeconomic activity did not show signs of improvement. The prospects for more easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. However, in a text-book case of “buy the rumor, sell the fact,” the weeks following the early November announcement of further quantitative easing saw a sell-off in U.S. Treasury bonds. This rise in Treasury yields occurred despite risk-off behavior in equities and credit markets (which would normally result in Treasury yield compression), and appears to have been the result of a few factors: signs of improved U.S. economic activity; opposition to quantitative easing from some quarters; and crowded long positions in U.S. Treasuries.

Contributors to Performance

The fund’s return from yield, which was greater than that of the Barclays Capital U.S. High-Yield Corporate Bond Index, was a major driver of positive relative performance. Yield curve (y) positioning in the U.S., particularly our

Management Review – continued

greater exposure to shifts in the middle portion of the yield curve (centered around maturities of 7 years), was another positive factor for the fund’s results.

A greater exposure to “B” rated (r) securities, and to corporate bonds in the industrial, banking, and financial sectors also contributed to strong relative results. Security selection was another area of relative strength. Individual securities that were among the fund’s top contributors included the debt of television station holding company Newport Television LLC, television station operator Local TV LLC, Spanish-language network television operator Univision, and insurance firm American International Group, Inc.

The fund employs leverage which has been created through the use of loan agreements with a bank. To the extent that investments are purchased through the use of leverage, the fund’s net asset value will increase or decrease at a greater rate than a comparable unleveraged fund. During the reporting period, the fund’s use of leverage enhanced its absolute positive returns.

Detractors from Performance

The fund’s greater exposure to holdings of Irish debt held back relative performance as the perceived risk of these assets increased and spreads widened.

A greater exposure to “CCC” rated bonds, which underperformed higher-rated securities during the months of May, June, and August 2010, also detracted from relative returns. Individual bond holdings that were among the fund’s top relative detractors for the reporting period included the debt of resorts operator Green Valley Ranch Gaming, LLC, electric power company NGC Corp. (g), network and telecommunications firm Angel Lux Common S.A. Securities (g), and payment processing company First Data Corp.

Respectfully,

John Addeo	David Cole
Portfolio Manager	Portfolio Manager

(g)	Security was not held in the portfolio at period end.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The primary source for bond quality ratings is Moody’s Investors Service. If not available, ratings by Standard & Poor’s are used, else ratings by Fitch, Inc. For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 11/30/10

The following chart represents the fund’s historical performance in comparison to its benchmark(s). Investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than their original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the sale of fund shares. Performance data shown represents past performance and is no guarantee of future results.

Price Summary for MFS Intermediate High Income Fund

Year Ended 11/30/10

	Date		Price
Net Asset Value	11/30/10		$3.02
	11/30/09		$2.72
New York Stock Exchange Price	11/30/10		$3.01
	11/08/10	(high) (t)	$3.12
	12/01/09	(low) (t)	$2.42
	11/30/09		$2.42

Total Returns vs Benchmark

Year Ended 11/30/10

MFS Intermediate High Income Fund at
New York Stock Exchange Price (r)	36.61%
Net Asset Value (r)	21.94%
Barclays Capital U.S. High-Yield Corporate Bond Index (f)	16.78%
(f)	Source: FactSet Research Systems Inc.

(r)	Includes reinvestment of dividends and capital gain distributions.

(t)	For the period December 1, 2009 through November 30, 2010.

Benchmark Definition

Barclays Capital U.S. High-Yield Corporate Bond Index – a market capitalization-weighted index that measures the performance of non-investment grade, fixed rate debt. Eurobonds and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded.

It is not possible to invest directly in an index.

Performance Summary – continued

Notes to Performance Summary

The fund’s shares may trade at a discount or premium to net asset value. Shareholders do not have the right to cause the fund to repurchase their shares at net asset value. When fund shares trade at a premium, buyers pay more than the net asset value underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s liquidation. As a result, the total return that is calculated based on the net asset value and New York Stock Exchange price can be different.

The fund’s monthly distributions may include a return of capital to shareholders to the extent that distributions are in excess of the fund’s net investment income and net capital gains, determined in accordance with federal income tax regulations. Distributions that are treated for federal income tax purposes as a return of capital will reduce each shareholder’s basis in his or her shares and, to the extent the return of capital exceeds such basis, will be treated as gain to the shareholder from a sale of shares. Returns of shareholder capital have the effect of reducing the fund’s assets and increasing the fund’s expense ratio.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

INVESTMENT OBJECTIVE, PRINCIPAL

INVESTMENT STRATEGIES AND RISKS

OF THE FUND

Investment Objective

The fund’s investment objective is to seek high current income, but may also consider capital appreciation. The fund’s objective may be changed without shareholder approval.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests at least 80% of the fund’s net assets, including assets attributable to borrowings for investment purposes, in high income debt instruments.

MFS may invest the fund’s assets in other types of debt instruments and equity securities.

MFS may invest up to 100% of the fund’s assets in lower quality debt instruments.

MFS may invest the fund’s assets in foreign securities.

The fund’s dollar-weighted average effective maturity will normally be between three and ten years. In determining an instrument’s effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a call, put, pre-refunding, prepayment or redemption provision, or an adjustable coupon) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

MFS may use derivatives for any investment purpose, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments.

MFS uses a bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of issuers’ financial condition and market, economic, political, and regulatory conditions. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics and indenture provisions and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Factors considered for equity securities may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate the structure of a debt instrument and its features or the valuation, price and earnings momentum, earnings quality and other factors of the issuer of an equity security may also be considered.

Investment Objective, Principal Investment Strategies and Risks of the Fund – continued

The fund may use leverage by borrowing up to 33 1/3% of the fund’s assets, including borrowings for investment purposes, and investing the proceeds pursuant to its investment strategies. If approved by the fund’s Board of Trustees, the fund may use leverage by other methods.

MFS may engage in active and frequent trading in pursuing the fund’s principal investment strategies.

In response to market, economic, political, or other conditions, MFS may depart from the fund’s principal investment strategies by temporarily investing for defensive purposes.

Principal Risks

The fund may not achieve its objective and/or you could lose money on your investment in the fund. Investments in debt instruments may decline in value as the result of increases in interest rates, declines in the credit quality of the issuer, borrower, counterparty or underlying collateral, or changes in economic, political, issuer-specific, or other conditions. Certain types of debt instruments can be more sensitive to these factors and therefore more volatile. Investments in foreign markets through issuers or currencies can involve greater risk and volatility than U.S. investments because of adverse market, economic, political, regulatory, geopolitical, or other conditions. Investments in derivatives can be used to take both long and short positions, be highly volatile, result in leverage (which can magnify losses), and involve risks in addition to the risks of the underlying indicator(s) on which the derivative is based, such as counterparty and liquidity risk. Investments in lower-quality debt instruments can be more volatile and have greater risk of default than higher-quality debt instruments. The market price of common shares of the fund will be based on factors such as the supply and demand for common shares in the market and general market, economic, political or regulatory conditions. Whether shareholders will realize gains or losses upon the sale of common shares of the fund will depend on the market price of common shares at the time of the sale, not on the fund’s net asset value. The market price may be lower or higher than the fund’s net asset value. Shares of closed-end funds frequently trade at a discount to their net asset value. Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses. Please see the fund’s registration statement for further information regarding these and other risk considerations. A copy of the fund’s registration statement on Form N-2 is available on the EDGAR database on the Securities and Exchange Commission’s Internet Web site at http://sec.gov.

In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

PORTFOLIO MANAGERS’ PROFILES

John Addeo	—	Investment Officer of MFS; employed in the investment management area of MFS since 1998. Portfolio manager of the fund since June 2007.

David Cole	—	Investment Officer of MFS; employed in the investment management area of MFS since 2004. Portfolio manager of the fund since June 2007.

DIVIDEND REINVESTMENT AND

CASH PURCHASE PLAN

The fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) that allows common shareholders to reinvest either all of the distributions paid by the fund or only the long-term capital gains. Generally, purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares on a quarterly basis in any amount $100 and over. The Plan Agent will purchase shares under the Cash Purchase Plan on the 15th of January, April, July, and October or shortly thereafter.

If shares are registered in your own name, new shareholders will automatically participate in the Plan, unless you have indicated that you do not wish to participate. If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate. There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the fund. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the transaction expenses, including commissions. Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional shares – the automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

You may withdraw from the Plan at any time by going to the Plan Agent’s website at www.computershare.com, by calling 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078. Please have available the name of the fund and your account number. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of three ways: your full shares will be held in your account, the Plan Agent will sell your shares and send the proceeds to you, or you may transfer your full shares to your investment professional who can hold or sell them. Additionally, the Plan Agent will sell your fractional shares and send the proceeds to you.

If you have any questions or for further information or a copy of the Plan, contact the Plan Agent Computershare Trust Company, N.A. (the Transfer Agent for the fund) at 1-800-637-2304, at the Plan Agent’s website at www.computershare.com, or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078.

PORTFOLIO OF INVESTMENTS

11/30/10

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 126.7%
Issuer	Shares/Par	Value ($)

Aerospace - 2.1%
Alliant Techsystems, Inc., 6.875%, 2020	$115,000	$117,300
BE Aerospace, Inc., 8.5%, 2018	315,000	342,562
BE Aerospace, Inc., 6.875%, 2020	85,000	87,444
Bombardier, Inc., 7.5%, 2018 (n)	280,000	299,600
Hawker Beechcraft Acquisition Co. LLC, 8.5%, 2015	406,000	304,500
Oshkosh Corp., 8.25%, 2017	75,000	80,625
Oshkosh Corp., 8.5%, 2020	85,000	92,225

		$1,324,256
Apparel Manufacturers - 1.2%
Hanesbrands, Inc., 8%, 2016	$245,000	$260,619
Hanesbrands, Inc., 6.375%, 2020 (z)	110,000	105,050
Hanesbrands, Inc., FRN, 4.121%, 2014	220,000	216,700
Phillips-Van Heusen Corp., 7.375%, 2020	185,000	198,413

		$780,782
Asset-Backed & Securitized - 1.8%
Banc of America Commercial Mortgage, Inc., FRN, 6.381%, 2051 (z)	$450,000	$132,076
Citigroup Commercial Mortgage Trust, FRN, 5.884%, 2049	275,000	96,985
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.932%, 2049	250,617	92,984
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.932%, 2049	404,598	136,081
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.932%, 2049	1,169,622	357,970
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 6.258%, 2051	155,000	69,682
Merrill Lynch Mortgage Trust, FRN, “B”, 6.019%, 2050	155,000	50,185
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.747%, 2050	125,000	103,285
Wachovia Bank Commercial Mortgage Trust, FRN, 5.883%, 2047	250,000	54,346
Wachovia Bank Commercial Mortgage Trust, FRN, 5.943%, 2047	175,000	33,015

		$1,126,609
Automotive - 3.3%
Accuride Corp., 9.5%, 2018 (n)	$225,000	$240,187
Allison Transmission, Inc., 11%, 2015 (n)	235,000	254,387
Ford Motor Credit Co. LLC, 12%, 2015	1,110,000	1,375,035

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Automotive - continued
General Motors Corp., 7.125%, 2013 (d)		$457,000	$140,527
Goodyear Tire & Rubber Co., 10.5%, 2016		65,000	71,175

			$2,081,311
Basic Industry - 0.4%
TriMas Corp., 9.75%, 2017 (n)		$215,000	$230,050

Broadcasting - 6.4%
Allbritton Communications Co., 8%, 2018		$130,000	$129,025
Bonten Media Acquisition Co., 9.75%, 2015 (p)(z)		52,669	25,582
Entravision Communications Corp., 8.75%, 2017 (n)		65,000	67,925
Inmarsat Finance PLC, 7.375%, 2017 (n)		330,000	346,500
Intelsat Jackson Holdings Ltd., 9.5%, 2016		695,000	733,225
Intelsat Jackson Holdings Ltd., 7.25%, 2020 (n)		165,000	164,588
Lamar Media Corp., 6.625%, 2015		260,000	264,550
Lamar Media Corp., “C”, 6.625%, 2015		165,000	166,238
LBI Media, Inc., 8.5%, 2017 (z)		150,000	122,250
Local TV Finance LLC, 10%, 2015 (p)(z)		207,852	179,446
Newport Television LLC, 13%, 2017 (n)(p)		142,054	128,944
Nexstar Broadcasting, Inc., 0.5% to 2011, 7% to 2014 (p)		293,265	283,905
Nexstar Broadcasting, Inc., 7%, 2014		96,000	94,080
Salem Communications Corp., 9.625%, 2016		38,000	39,710
Sinclair Broadcast Group, Inc., 9.25%, 2017 (n)		125,000	135,313
Sinclair Broadcast Group, Inc., 8.375%, 2018 (n)		40,000	41,000
SIRIUS XM Radio, Inc., 8.75%, 2015 (n)		220,000	231,550
Univision Communications, Inc., 12%, 2014 (n)		41,000	44,434
Univision Communications, Inc., 9.75%, 2015 (n)(p)		653,945	676,670
Univision Communications, Inc., 7.875%, 2020 (n)		90,000	92,025
XM Satellite Radio, Inc., 7.625%, 2018 (z)		70,000	69,650
Young Broadcasting, Inc., 8.75%, 2014 (d)		120,000	0

			$4,036,610
Brokerage & Asset Managers - 1.0%
E*TRADE Financial Corp., 7.875%, 2015		$260,000	$256,100
E*TRADE Financial Corp., 12.5%, 2017		105,000	121,012
Janus Capital Group, Inc., 6.95%, 2017		275,000	284,443

			$661,555
Building - 2.5%
Building Materials Holding Corp., 6.875%, 2018 (n)		$165,000	$161,700
Building Materials Holding Corp., 7%, 2020 (n)		115,000	118,450
CEMEX Finance Europe B.V., 9.625%, 2017 (n)	EUR	150,000	186,919
Masco Corp., 7.125%, 2020		$110,000	115,424

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Building - continued
Nortek, Inc., 11%, 2013		$381,688	$401,727
Nortek, Inc., 10%, 2018 (z)		120,000	120,000
Owens Corning, 9%, 2019		150,000	178,051
Ply Gem Industries, Inc., 11.75%, 2013		115,000	121,900
Ply Gem Industries, Inc., 13.125%, 2014		185,000	194,250

			$1,598,421
Business Services - 2.5%
First Data Corp., 9.875%, 2015		$360,000	$306,000
Interactive Data Corp., 10.25%, 2018 (n)		225,000	243,000
Iron Mountain, Inc., 6.625%, 2016		185,000	185,463
Iron Mountain, Inc., 8.375%, 2021		135,000	147,825
SunGard Data Systems, Inc., 10.25%, 2015		377,000	391,138
SunGard Data Systems, Inc., 7.375%, 2018 (z)		100,000	99,000
SunGard Data Systems, Inc., 7.625%, 2020 (z)		105,000	105,000
Terremark Worldwide, Inc., 12%, 2017		95,000	107,350

			$1,584,776
Cable TV - 4.5%
Cablevision Systems Corp., 8.625%, 2017		$375,000	$407,811
CCH II LLC, 13.5%, 2016		150,000	176,437
Charter Communications Holding Co. LLC, 7.875%, 2018 (n)		355,000	367,425
Charter Communications Holding Co. LLC, 8.125%, 2020 (n)		135,000	141,750
Charter Communications Operating LLC, 10.875%, 2014 (n)		120,000	133,800
CSC Holdings LLC, 8.5%, 2014		255,000	279,544
CSC Holdings LLC, 8.5%, 2015		90,000	97,650
EchoStar Corp., 7.125%, 2016		350,000	359,625
Insight Communications Co., Inc., 9.375%, 2018 (n)		160,000	173,600
Mediacom LLC, 9.125%, 2019		255,000	257,550
Videotron LTEE, 6.875%, 2014		110,000	111,375
Virgin Media Finance PLC, 9.125%, 2016		100,000	106,250
Virgin Media Finance PLC, 9.5%, 2016		200,000	223,500

			$2,836,317
Chemicals - 5.7%
Ashland, Inc., 9.125%, 2017		$385,000	$441,787
Celanese U.S. Holdings LLC, 6.625%, 2018 (n)		135,000	138,712
Hexion Specialty Chemicals, Inc., 8.875%, 2018		365,000	375,950
Hexion U.S. Finance Corp/Hexion Nova Scotia Finance, 9%, 2020 (n)		60,000	59,550
Huntsman International LLC, 6.875%, 2013 (n)	EUR	200,000	262,206
Huntsman International LLC, 8.625%, 2021 (n)		$285,000	302,100
Lumena Resources Corp., 12%, 2014 (n)		152,000	140,980
Lyondell Chemical Co., 8%, 2017 (z)		100,000	107,875

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Chemicals - continued
Lyondell Chemical Co., 11%, 2018	$605,539	$673,662
Momentive Performance Materials, Inc., 12.5%, 2014	455,000	509,600
Momentive Performance Materials, Inc., 11.5%, 2016	79,000	82,950
Momentive Performance Materials, Inc., 9%, 2021 (n)	125,000	124,375
Omnova Solutions, Inc., 7.875%, 2018 (n)	85,000	84,575
Polypore International, Inc., 7.5%, 2017 (z)	40,000	40,500
Solutia, Inc., 7.875%, 2020	235,000	253,213

		$3,598,035
Computer Software - Systems - 0.6%
DuPont Fabros Technology, Inc., REIT, 8.5%, 2017	$350,000	$378,875

Conglomerates - 0.4%
Amsted Industries, Inc., 8.125%, 2018 (n)	$180,000	$191,700
Pinafore LLC, 9%, 2018 (n)	85,000	89,675

		$281,375
Consumer Products - 1.6%
ACCO Brands Corp., 10.625%, 2015	$30,000	$33,375
ACCO Brands Corp., 7.625%, 2015	80,000	79,000
Central Garden & Pet Co., 8.25%, 2018	150,000	153,375
Easton-Bell Sports, Inc., 9.75%, 2016	95,000	101,650
Jarden Corp., 7.5%, 2017	215,000	225,213
Libbey Glass, Inc., 10%, 2015 (n)	145,000	155,150
NBTY, Inc., 9%, 2018 (n)	30,000	31,500
Visant Corp., 10%, 2017 (n)	215,000	221,988

		$1,001,251
Consumer Services - 2.8%
KAR Holdings, Inc., 10%, 2015	$340,000	$359,550
KAR Holdings, Inc., FRN, 4.286%, 2014	100,000	93,000
Service Corp. International, 7.375%, 2014	25,000	27,313
Service Corp. International, 6.75%, 2015	25,000	25,750
Service Corp. International, 7%, 2017	785,000	807,569
Service Corp. International, 7%, 2019	190,000	190,000
Ticketmaster Entertainment, Inc., 10.75%, 2016	215,000	233,275

		$1,736,457
Containers - 1.9%
Graham Packaging Co. LP/GPC Capital Corp., 9.875%, 2014	$400,000	$414,000
Graham Packaging Co. LP/GPC Capital Corp., 8.25%, 2018	40,000	40,600
Greif, Inc., 6.75%, 2017	350,000	366,625
Owens-Illinois, Inc., 7.375%, 2016	110,000	117,975

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Containers - continued
Reynolds Group, 7.75%, 2016 (n)	$105,000	$109,463
Reynolds Group, 7.125%, 2019 (n)	130,000	132,275

		$1,180,938
Defense Electronics - 0.3%
ManTech International Corp., 7.25%, 2018	$120,000	$124,200
MOOG, Inc., 7.25%, 2018	90,000	92,700

		$216,900
Electronics - 1.1%
Freescale Semiconductor, Inc., 10.125%, 2018 (n)	$150,000	$162,000
Freescale Semiconductor, Inc., 9.25%, 2018 (n)	160,000	167,600
Jabil Circuit, Inc., 7.75%, 2016	160,000	178,800
NXP B.V., 7.875%, 2014	165,000	169,331

		$677,731
Energy - Independent - 7.4%
Anadarko Petroleum Corp., 5.95%, 2016	$125,000	$133,383
Anadarko Petroleum Corp., 6.375%, 2017	30,000	32,409
Anadarko Petroleum Corp., 8.7%, 2019	85,000	103,906
Atlas Energy Operating Co. LLC, 10.75%, 2018	70,000	85,312
Berry Petroleum Co., 10.25%, 2014	150,000	170,250
Carrizo Oil & Gas, Inc., 8.625%, 2018 (n)	205,000	203,975
Denbury Resources, Inc., 8.25%, 2020	170,000	185,300
Harvest Operations Corp., 6.875%, 2017 (n)	180,000	185,850
Hilcorp Energy I LP, 9%, 2016 (n)	280,000	294,000
Linn Energy LLC, 8.625%, 2020 (n)	20,000	21,200
Linn Energy LLC, 7.75%, 2021 (n)	174,000	176,610
Newfield Exploration Co., 6.625%, 2014	155,000	158,100
Newfield Exploration Co., 6.625%, 2016	90,000	92,250
OPTI Canada, Inc., 9.75%, 2013 (n)	135,000	134,325
OPTI Canada, Inc., 8.25%, 2014	305,000	211,975
Penn Virginia Corp., 10.375%, 2016	270,000	297,000
Pioneer Natural Resources Co., 6.875%, 2018	175,000	186,245
Pioneer Natural Resources Co., 7.5%, 2020	200,000	223,118
Plains Exploration & Production Co., 7%, 2017	565,000	572,063
QEP Resources, Inc., 6.875%, 2021	185,000	195,175
Quicksilver Resources, Inc., 8.25%, 2015	230,000	235,175
Quicksilver Resources, Inc., 9.125%, 2019	165,000	177,375
Range Resources Corp., 8%, 2019	115,000	125,350
SandRidge Energy, Inc., 8%, 2018 (n)	290,000	275,500
Williams Cos., Inc., 7.75%, 2031	159,000	178,353

		$4,654,199

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Entertainment - 1.6%
AMC Entertainment, Inc., 11%, 2016		$325,000	$344,500
AMC Entertainment, Inc., 8.75%, 2019		250,000	265,625
Cinemark USA, Inc., 8.625%, 2019		380,000	407,550

			$1,017,675
Financial Institutions - 5.6%
American General Finance Corp., 6.9%, 2017		$205,000	$162,462
CIT Group, Inc., 7%, 2014		215,000	212,850
CIT Group, Inc., 7%, 2016		420,000	412,650
CIT Group, Inc., 7%, 2017		970,000	945,750
Credit Acceptance Corp., 9.125%, 2017 (z)		135,000	141,075
General Electric Capital Corp., 6.375% to 2017, FRN to 2067		105,000	103,687
GMAC, Inc., 6.75%, 2014		370,000	378,325
International Lease Finance Corp., 5.625%, 2013		250,000	246,250
International Lease Finance Corp., 8.75%, 2017 (n)		300,000	315,750
International Lease Finance Corp., 7.125%, 2018 (n)		246,000	260,145
Nationstar Mortgage LLC, 10.875%, 2015 (z)		215,000	209,088
SLM Corp., 8%, 2020		120,000	120,600

			$3,508,632
Food & Beverages - 3.1%
ARAMARK Corp., 8.5%, 2015		$430,000	$445,050
B&G Foods, Inc., 7.625%, 2018		125,000	129,531
CEDC Finance Corp. International, Inc., 9.125%, 2016 (n)		210,000	220,500
Constellation Brands, Inc., 7.25%, 2016		180,000	193,050
Del Monte Foods Co., 6.75%, 2015		335,000	343,794
Pinnacle Foods Finance LLC, 9.25%, 2015		330,000	339,488
TreeHouse Foods, Inc., 7.75%, 2018		290,000	314,650

			$1,986,063
Forest & Paper Products - 3.1%
Boise, Inc., 8%, 2020		$225,000	$243,563
Cascades, Inc., 7.75%, 2017		205,000	214,737
Cellu Tissue Holdings, Inc., 11.5%, 2014		235,000	275,537
Georgia-Pacific Corp., 7.125%, 2017 (n)		190,000	200,450
Georgia-Pacific Corp., 8%, 2024		330,000	384,450
Georgia-Pacific Corp., 7.25%, 2028		55,000	60,156
Graphic Packaging Holding Co., 7.875%, 2018		125,000	129,687
JSG Funding PLC, 7.75%, 2015		10,000	10,225
Millar Western Forest Products Ltd., 7.75%, 2013		205,000	192,700
Sappi Papier Holding GmbH, 6.75%, 2012 (z)		90,000	92,475
Smurfit Kappa Group PLC, 7.75%, 2019 (n)	EUR	120,000	160,050

			$1,964,030

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Gaming & Lodging - 6.9%
Ameristar Casinos, Inc., 9.25%, 2014	$85,000	$90,950
Circus & Eldorado Joint Venture, 10.125%, 2012	300,000	277,500
Firekeepers Development Authority, 13.875%, 2015 (n)	335,000	391,950
Fontainebleau Las Vegas Holdings LLC, 10.25%, 2015 (d)(n)	695,000	2,224
Gaylord Entertainment Co., 6.75%, 2014	340,000	339,150
GWR Operating Partnership LLP, 10.875%, 2017	220,000	228,800
Harrah’s Operating Co., Inc., 11.25%, 2017	320,000	348,800
Harrah’s Operating Co., Inc., 10%, 2018	164,000	138,580
Harrah’s Operating Co., Inc., 10%, 2018	425,000	359,125
Host Hotels & Resorts, Inc., 6.75%, 2016	250,000	256,250
Host Hotels & Resorts, Inc., 9%, 2017	380,000	422,750
MGM Mirage, 10.375%, 2014	40,000	44,400
MGM Mirage, 11.125%, 2017	105,000	118,650
MGM Mirage, 9%, 2020 (n)	170,000	185,300
MGM Resorts International, 11.375%, 2018	150,000	154,500
Penn National Gaming, Inc., 8.75%, 2019	185,000	203,038
Royal Caribbean Cruises Ltd., 11.875%, 2015	80,000	98,000
Starwood Hotels & Resorts Worldwide, Inc., 6.75%, 2018	100,000	109,250
Station Casinos, Inc., 6.875%, 2016 (d)	715,000	286
Station Casinos, Inc., 6.625%, 2018 (d)	875,000	350
Wyndham Worldwide Corp., 6%, 2016	240,000	250,262
Wyndham Worldwide Corp., 7.375%, 2020	170,000	185,875
Wynn Las Vegas LLC, 7.75%, 2020	110,000	116,050

		$4,322,040
Industrial - 2.0%
Altra Holdings, Inc., 8.125%, 2016	$115,000	$119,600
Baldor Electric Co., 8.625%, 2017	465,000	518,475
Diversey, Inc., 8.25%, 2019	160,000	172,800
Great Lakes Dredge & Dock Corp., 7.75%, 2013	140,000	140,350
Hillman Cos., Inc., 10.875%, 2018 (n)	140,000	154,000
Mueller Water Products, Inc., 7.375%, 2017	75,000	69,000
Mueller Water Products, Inc., 8.75%, 2020	107,000	117,433

		$1,291,658
Insurance - 2.9%
American International Group, Inc., 8.175% to 2038, FRN to 2058	$750,000	$765,000
ING Groep N.V., 5.775% to 2015, FRN to 2049	395,000	331,800
MetLife, Inc., 9.25% to 2038, FRN to 2068 (n)	600,000	709,500

		$1,806,300
Insurance - Property & Casualty - 2.5%
Liberty Mutual Group, Inc., 10.75% to 2038, FRN to 2088 (n)	$330,000	$402,600

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Insurance - Property & Casualty - continued
USI Holdings Corp., 9.75%, 2015 (z)	$575,000	$572,125
XL Group PLC, 6.5% to 2017, FRN to 2049	155,000	132,138
ZFS Finance USA Trust II, 6.45% to 2016, FRN to 2065 (n)	500,000	487,500

		$1,594,363
Machinery & Tools - 1.2%
Case Corp., 7.25%, 2016	$90,000	$97,200
Case New Holland, Inc., 7.875%, 2017 (n)	415,000	457,537
Rental Service Corp., 9.5%, 2014	220,000	226,600

		$781,337
Major Banks - 2.2%
Bank of America Corp., 8% to 2018, FRN to 2049	$375,000	$374,662
JPMorgan Chase & Co., 7.9% to 2018, FRN to 2049	595,000	633,021
Royal Bank of Scotland Group PLC, 7.648% to 2031, FRN to 2049	330,000	289,575
Royal Bank of Scotland Group PLC, 6.99% to 2017, FRN to 2049 (d)(n)	100,000	78,000

		$1,375,258
Medical & Health Technology & Services - 8.8%
Biomet, Inc., 11.625%, 2017	$475,000	$523,687
Community Health Systems, Inc., 8.875%, 2015	435,000	455,119
Cooper Cos., Inc., 7.125%, 2015	120,000	123,000
Davita, Inc., 6.375%, 2018	190,000	188,337
Davita, Inc., 6.625%, 2020	105,000	104,081
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	165,000	188,925
HCA, Inc., 9.25%, 2016	1,150,000	1,230,500
HCA, Inc., 8.5%, 2019	160,000	174,400
HealthSouth Corp., 8.125%, 2020	435,000	471,431
Tenet Healthcare Corp., 9.25%, 2015	425,000	452,625
Tenet Healthcare Corp., 8%, 2020 (n)	90,000	88,200
U.S. Oncology, Inc., FRN, 6.737%, 2012 (p)	325,000	319,616
United Surgical Partners International, Inc., 8.875%, 2017	95,000	97,613
United Surgical Partners International, Inc., 9.25%, 2017 (p)	125,000	129,063
Universal Hospital Services, Inc., 8.5%, 2015 (p)	400,000	410,000
Vanguard Health Systems, Inc., 8%, 2018	195,000	196,950
VWR Funding, Inc., 10.25%, 2015 (p)	402,062	414,124

		$5,567,671
Metals & Mining - 2.4%
Arch Coal, Inc., 7.25%, 2020	$110,000	$120,450
Arch Western Finance LLC, 6.75%, 2013	85,000	85,956
Cloud Peak Energy, Inc., 8.25%, 2017	165,000	179,850
Cloud Peak Energy, Inc., 8.5%, 2019	225,000	247,500

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)

Bonds - continued
Metals & Mining - continued
CONSOL Energy, Inc., 8%, 2017 (n)		$170,000	$182,750
CONSOL Energy, Inc., 8.25%, 2020 (n)		110,000	119,075
Peabody Energy Corp., 7.375%, 2016		350,000	385,875
U.S. Steel Corp., 7.375%, 2020		170,000	169,788

			$1,491,244
Natural Gas - Distribution - 1.7%
AmeriGas Partners LP, 7.125%, 2016		$295,000	$306,800
Ferrellgas Partners LP, 8.625%, 2020		180,000	194,850
Inergy LP, 6.875%, 2014		335,000	339,188
Inergy LP, 7%, 2018 (n)		210,000	215,250

			$1,056,088
Natural Gas - Pipeline - 2.9%
Atlas Pipeline Partners LP, 8.125%, 2015		$55,000	$56,650
Atlas Pipeline Partners LP, 8.75%, 2018		200,000	218,000
Colorado Interstate Gas Co., 6.8%, 2015		91,000	107,102
Crosstex Energy, Inc., 8.875%, 2018		220,000	229,350
El Paso Corp., 6.875%, 2014		325,000	349,807
El Paso Corp., 8.25%, 2016		155,000	169,544
El Paso Corp., 7%, 2017		185,000	194,924
El Paso Corp., 7.75%, 2032		90,000	93,780
Energy Transfer Equity LP, 7.5%, 2020		105,000	108,675
Enterprise Products Partners LP, FRN, 8.375%, 2066		109,000	115,812
Enterprise Products Partners LP, FRN, 7.034%, 2068		67,000	69,429
MarkWest Energy Partners LP, 8.75%, 2018		40,000	43,000
MarkWest Energy Partners LP, 6.75%, 2020		50,000	49,875

			$1,805,948
Network & Telecom - 5.7%
CenturyLink, Inc., 7.6%, 2039		$125,000	$125,649
Cincinnati Bell, Inc., 7%, 2015		395,000	387,100
Cincinnati Bell, Inc., 8.75%, 2018		270,000	244,350
Citizens Communications Co., 7.875%, 2027		325,000	318,500
Citizens Communications Co., 9%, 2031		70,000	73,325
Frontier Communications Corp., 8.25%, 2017		65,000	71,500
Frontier Communications Corp., 8.5%, 2020		55,000	60,500
Nordic Telephone Co. Holdings, 8.25%, 2016 (n)	EUR	240,000	323,993
Orascom Telecom Finance S.C.A., 7.875%, 2014 (z)		$225,000	211,500
Qwest Communications International, Inc., 8%, 2015		105,000	111,563
Qwest Communications International, Inc., 7.125%, 2018 (n)		315,000	327,600
Qwest Communications International, Inc. “B”, 7.5%, 2014		250,000	252,500
Qwest Corp., 7.5%, 2014		145,000	164,213

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Network & Telecom - continued
Windstream Corp., 8.625%, 2016	$715,000	$741,813
Windstream Corp., 8.125%, 2018	45,000	46,350
Windstream Corp., 7.75%, 2020	125,000	125,781

		$3,586,237
Oil Services - 1.3%
Basic Energy Services, Inc., 7.125%, 2016	$65,000	$61,750
Edgen Murray Corp., 12.25%, 2015	105,000	88,462
Expro Finance Luxembourg, 8.5%, 2016 (n)	300,000	291,750
McJunkin Red Man Holding Corp., 9.5%, 2016 (n)	160,000	145,600
Pioneer Drilling Co., 9.875%, 2018	190,000	200,450

		$788,012
Oils - 0.3%
Petroplus Holdings AG, 9.375%, 2019 (n)	$205,000	$188,600

Other Banks & Diversified Financials - 2.4%
Capital One Financial Corp., 10.25%, 2039	$220,000	$232,650
Citigroup Capital XXI, 8.3% to 2037, FRN to 2057	580,000	603,200
Groupe BPCE S.A., 12.5% to 2019, FRN to 2049 (n)	125,000	143,792
LBG Capital No.1 PLC, 7.875%, 2020 (n)	210,000	191,100
Santander UK PLC, 8.963% to 2030, FRN to 2049	308,000	327,650

		$1,498,392
Pharmaceuticals - 0.1%
Valeant Pharmaceuticals International, Inc., 6.75%, 2017 (n)	$60,000	$59,250
Valeant Pharmaceuticals International, Inc., 7%, 2020 (n)	20,000	19,500

		$78,750
Printing & Publishing - 1.2%
American Media Operations, Inc., 9%, 2013 (p)(z)	$28,095	$28,432
American Media Operations, Inc., 14%, 2013 (d)(p)(z)	294,705	167,900
Morris Publishing Group LLC, 10%, 2014	97,625	93,964
Nielsen Finance LLC, 11.5%, 2016	150,000	171,000
Nielsen Finance LLC, 0% to 2011, 12.5% to 2016	175,000	176,750
Nielsen Finance LLC, 7.75%, 2018 (n)	105,000	106,838

		$744,884
Railroad & Shipping - 0.5%
Kansas City Southern Railway, 8%, 2015	$310,000	$330,925

Real Estate - 0.9%
CB Richard Ellis Group, Inc., 11.625%, 2017	$180,000	$208,575

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Real Estate - continued
Developers Diversified Realty Corp., REIT, 7.875%, 2020	$125,000	$143,244
Entertainment Properties Trust, REIT, 7.75%, 2020 (n)	200,000	209,750

		$561,569
Restaurants - 0.1%
Dunkin Finance Corp., 9.625%, 2018 (z)	$40,000	$40,250

Retailers - 3.5%
Couche-Tard, Inc., 7.5%, 2013	$70,000	$70,910
Express LLC/Express Finance Corp., 8.75%, 2018	110,000	116,600
General Nutrition Centers, Inc., FRN, 5.75%, 2014 (p)	205,000	198,850
Limited Brands, Inc., 6.9%, 2017	125,000	133,438
Limited Brands, Inc., 6.95%, 2033	175,000	163,625
Neiman Marcus Group, Inc., 10.375%, 2015	300,000	315,750
QVC, Inc., 7.375%, 2020 (n)	225,000	235,125
Rent-A-Center, Inc., 6.625%, 2020	40,000	39,400
Sally Beauty Holdings, Inc., 10.5%, 2016	275,000	297,000
Toys “R” Us Property Co. II LLC, 8.5%, 2017	330,000	350,625
Toys “R” Us, Inc., 10.75%, 2017	280,000	315,000

		$2,236,323
Specialty Chemicals - 0.1%
INVISTA, 9.25%, 2012 (n)	$63,000	$63,000

Specialty Stores - 1.0%
Giraffe Acquisition Corp., 9.125%, 2018 (z)	$70,000	$70,350
Michaels Stores, Inc., 11.375%, 2016	125,000	135,156
Michaels Stores, Inc., 7.75%, 2018 (n)	155,000	150,738
Payless ShoeSource, Inc., 8.25%, 2013	262,000	266,585

		$622,829
Telecommunications - Wireless - 6.1%
Clearwire Corp., 12%, 2015 (n)	$425,000	$449,969
Cricket Communications, Inc., 7.75%, 2016	135,000	138,037
Crown Castle International Corp., 9%, 2015	215,000	237,036
Crown Castle International Corp., 7.75%, 2017 (n)	105,000	115,762
Crown Castle International Corp., 7.125%, 2019	210,000	227,325
Digicel Group Ltd., 8.25%, 2017 (n)	235,000	246,750
Digicel Group Ltd., 10.5%, 2018 (n)	100,000	110,000
MetroPCS Wireless, Inc., 7.875%, 2018	105,000	108,806
Nextel Communications, 7.375%, 2015	130,000	125,450
NII Holdings, Inc., 10%, 2016	160,000	177,600
NII Holdings, Inc., 8.875%, 2019	100,000	108,250

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Telecommunications - Wireless - continued
SBA Communications Corp., 8%, 2016	$80,000	$86,400
SBA Communications Corp., 8.25%, 2019	125,000	136,875
Sprint Capital Corp., 6.875%, 2028	90,000	76,500
Sprint Nextel Corp., 8.375%, 2017	450,000	468,000
Sprint Nextel Corp., 8.75%, 2032	315,000	311,850
Wind Acquisition Finance S.A., 12%, 2015 (n)	515,000	543,969
Wind Acquisition Finance S.A., 7.25%, 2018 (z)	210,000	206,850

		$3,875,429
Telephone Services - 0.6%
Embarq Corp., 7.995%, 2036	$160,000	$173,686
Frontier Communications Corp., 8.125%, 2018	195,000	214,500

		$388,186
Tobacco - 0.8%
Alliance One International, Inc., 10%, 2016	$115,000	$120,175
Reynolds American, Inc., 7.625%, 2016	345,000	410,053

		$530,228
Transportation - Services - 2.1%
American Petroleum Tankers LLC, 10.25%, 2015 (n)	$95,000	$97,612
Commercial Barge Line Co., 12.5%, 2017	285,000	329,531
Hertz Corp., 8.875%, 2014	595,000	604,669
Hertz Corp., 7.5%, 2018 (n)	130,000	131,300
Navios Maritime Acquisition Corp., 8.625%, 2017 (n)	105,000	105,525
Navios Maritime Holdings, Inc., 8.875%, 2017	55,000	58,713

		$1,327,350
Utilities - Electric Power - 5.6%
AES Corp., 8%, 2017	$505,000	$525,200
Calpine Corp., 8%, 2016 (n)	415,000	436,787
Calpine Corp., 7.875%, 2020 (n)	60,000	60,600
Covanta Holding Corp., 7.25%, 2020	100,000	102,171
Dynegy Holdings, Inc., 7.125%, 2018	540,000	345,600
Dynegy Holdings, Inc., 7.75%, 2019	320,000	208,800
Edison Mission Energy, 7%, 2017	370,000	290,450
Energy Future Holdings Corp., 10%, 2020 (n)	270,000	276,252
Energy Future Holdings Corp., 10%, 2020	355,000	364,107
Genon Escrow Corp., 9.875%, 2020 (n)	230,000	219,075
Mirant North America LLC, 7.375%, 2013	340,000	345,100
NRG Energy, Inc., 7.375%, 2016	180,000	180,900
Texas Competitive Electric Holdings LLC, 10.25%, 2015	275,000	163,625

		$3,518,667
Total Bonds (Identified Cost, $79,688,683)		$79,934,386

Portfolio of Investments – continued

Floating Rate Loans (g)(r) - 1.4%
Issuer	Shares/Par	Value ($)
Aerospace - 0.1%
Hawker Beechcraft Acquisition Co. LLC, Term Loan, 10.5%, 2014	$107,276	$105,559

Automotive - 0.2%
Ford Motor Co., Term Loan B, 3.03%, 2013	$139,748	$138,272

Broadcasting - 0.3%
Gray Television, Inc., Term Loan B, 3.76%, 2014	$67,146	$65,215
Local TV Finance LLC, Term Loan B, 2.29%, 2013	15,430	14,633
New Young Broadcasting Holding Co., Inc., Term Loan, 8%, 2015	92,724	92,840

		$172,688
Building - 0.0%
Goodman Global Holdings, Inc., 2nd Lien Term Loan, 9%, 2017	$9,907	$10,133

Consumer Services - 0.1%
Realogy Corp., Letter of Credit, 3.25%, 2013	$11,297	$10,373
Realogy Corp., Term Loan, 3.28%, 2013	82,880	76,101

		$86,474
Financial Institutions - 0.1%
American General Financial Corp., Term Loan B, 7.25%, 2015	$32,250	$32,487

Gaming & Lodging - 0.4%
Green Valley Ranch Gaming LLC, Second Lien Term Loan, 3.5%, 2014 (d)	$525,000	$9,187
MGM Mirage, Term Loan, 7%, 2014 (o)	249,415	229,679

		$238,866
Utilities - Electric Power - 0.2%
Texas Competitive Electric Holdings Co. LLC, Term Loan B-2, 3.75%, 2014	$150,690	$116,374
Total Floating Rate Loans (Identified Cost, $1,222,894)		$900,853

Common Stocks - 0.6%
Automotive - 0.2%
Accuride Corp. (a)	12,809	$148,584

Broadcasting - 0.2%
New Young Broadcasting Holding Co., Inc. (a)	42	$92,400

Construction - 0.1%
Nortek, Inc. (a)	1,490	$61,105

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Common Stocks - continued
Gaming & Lodging - 0.1%
Ameristar Casinos, Inc.	2,100	$37,506

Printing & Publishing - 0.0%
American Media, Inc. (a)	4,713	$0
Quad/Graphics, Inc. (a)	357	15,530

		$15,530
Special Products & Services - 0.0%
Mark IV Industries LLC, Common Units, “A” (a)	207	$10,247

Trucking - 0.0%
Quality Distribution, Inc. (a)	2,687	$18,648
Total Common Stocks (Identified Cost, $479,651)		$384,020

	Strike Price	First Exercise
Warrants - 0.4%
Broadcasting - 0.4%
New Young Broadcasting Holding Co., Inc. (1 share for 1 warrant) (Identified Cost, $208,861) (a)	$0.01	7/14/10	113	$248,600

Preferred Stocks - 0.4%
Automotive - 0.3%
General Motors Co., 4.75% (a)			3,430	$173,901

Other Banks & Diversified Financials - 0.1%
Citigroup Capital XIII, 7.87% (a)			1,450	$38,106
Total Preferred Stocks (Identified Cost, $207,750)				$212,007

Issuer/Expiration Date/Strike Price			Number of Contracts
Call Options Purchased - 0.1%
S&P 500 Index - March 2011@ $1,225 (Premiums Paid, $70,254)			18	$54,180

Portfolio of Investments – continued

Money Market Funds (v) - 1.9%
Issuer	Shares/Par	Value ($)

MFS Institutional Money Market Portfolio, 0.22%, at Cost and Net Asset Value	1,209,589	$1,209,589
Total Investments (Identified Cost, $83,087,682)		$82,943,635

Other Assets, Less Liabilities - (31.5)%		(19,851,605)
Net Assets - 100.0%		$63,092,030

(a)	Non-income producing security.

(d)	Non-income producing security – in default.

(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.

(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $18,215,069, representing 28.9% of net assets.

(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown represents the weighted average coupon rate for settled amounts.

(p)	Payment-in-kind security.

(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.

(v)	Underlying fund that is available only to investment companies managed by MFS. The rate quoted is the annualized seven-day yield of the fund at period end.

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Current Market Value
American Media Operations, Inc., 9%, 2013	1/29/09-10/15/10	$21,516	$28,432
American Media Operations, Inc., 14%, 2013	1/29/09-5/01/10	195,688	167,900
Banc of America Commercial Mortgage, Inc., FRN, 6.381%, 2051	6/19/08	327,813	132,076
Bonten Media Acquisition Co., 9.75%, 2015	6/26/09-5/15/10	26,567	25,582
Credit Acceptance Corp., 9.125%, 2017	1/25/10	131,915	141,075
Dunkin Finance Corp., 9.625%, 2018	11/15/10	39,401	40,250
Giraffe Acquisition Corp., 9.125%, 2018	11/18/10	70,000	70,350
Hanesbrands, Inc., 6.375%, 2020	11/04/10	110,000	105,050
LBI Media, Inc., 8.5%, 2017	7/18/07	148,132	122,250
Local TV Finance LLC, 10%, 2015	5/02/07	210,698	179,446
Lyondell Chemical Co., 8%, 2017	11/02/10	110,412	107,875

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Current Market Value
Nationstar Mortgage LLC, 10.875%, 2015	3/23/10-8/06/10	$199,821	$209,088
Nortek, Inc., 10%, 2018	11/18/10	120,000	120,000
Orascom Telecom Finance S.C.A., 7.875%, 2014	2/01/07	225,000	211,500
Polypore International, Inc., 7.5%, 2017	11/10/10	40,000	40,500
Sappi Papier Holding GmbH, 6.75%, 2012	7/29/10-8/02/10	90,521	92,475
SunGard Data Systems, Inc., 7.375%, 2018	11/01/10	100,000	99,000
SunGard Data Systems, Inc., 7.625%, 2020	11/01/10-11/17/10	105,674	105,000
USI Holdings Corp., 9.75%, 2015	4/26/07-9/13/07	556,833	572,125
Wind Acquisition Finance S.A., 7.25%, 2018	11/18/10	208,580	206,850
XM Satellite Radio, Inc., 7.625%, 2018	11/04/10-11/18/10	73,803	69,650
Total Restricted Securities			$2,846,474
% of Net Assets			4.5%

The following abbreviations are used in this report and are defined:

FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Derivative Contracts at 11/30/10

Forward Foreign Currency Exchange Contracts at 11/30/10

Type	Currency	Counterparty	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives
SELL	EUR	UBS AG	814,303	12/15/10	$1,035,801	$1,056,963	$(21,162)

Futures Contracts Outstanding at 11/30/10

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	8	$992,875	March - 2011	$2,535

At November 30, 2010, the fund had sufficient cash and/or other liquid securities to cover any commitments under these derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 11/30/10

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $81,878,093)	$81,734,046
Underlying funds, at cost and value	1,209,589
Total investments, at value (identified cost, $83,087,682)		$82,943,635
Cash	15,728
Restricted cash	11,200
Receivables for
Investments sold	741,660
Interest	1,855,511
Receivable from investment adviser	15,070
Other assets	6,321
Total assets		$85,589,125
Liabilities
Notes payable	$22,000,000
Payables for
Distributions	24
Forward foreign currency exchange contracts	21,162
Daily variation margin on open futures contracts	1,500
Investments purchased	279,818
Payable to affiliates
Investment adviser	23,297
Transfer agent and dividend disbursing costs	863
Administrative services fee	105
Payable for independent Trustees’ compensation	4,346
Accrued interest expense	88,942
Accrued expenses and other liabilities	77,038
Total liabilities		$22,497,095
Net assets		$63,092,030
Net assets consist of
Paid-in capital	$78,601,715
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(162,964)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(16,073,646)
Undistributed net investment income	726,925
Net assets		$63,092,030
Shares of beneficial interest outstanding		20,876,833
Net asset value per share (net assets of $63,092,030 / 20,876,833 shares of beneficial interest outstanding)		$3.02

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 11/30/10

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$7,067,114
Dividends	16,479
Dividends from underlying funds	3,630
Total investment income		$7,087,223
Expenses
Management fee	$651,730
Transfer agent and dividend disbursing costs	15,379
Administrative services fee	18,908
Independent Trustees’ compensation	14,136
Stock exchange fee	23,717
Custodian fee	16,717
Interest expense	518,291
Shareholder communications	20,428
Auditing fees	69,972
Legal fees	17,273
Miscellaneous	29,198
Total expenses		$1,395,749
Fees paid indirectly	(123)
Reduction of expenses by investment adviser	(257,841)
Net expenses		$1,137,785
Net investment income		$5,949,438
Realized and unrealized gain (loss) on investments and foreign currency transactions
Realized gain (loss) (identified cost basis)
Investment transactions	$(253,541)
Futures contracts	6,944
Foreign currency transactions	200,765
Net realized gain (loss) on investments and foreign currency transactions		$(45,832)
Change in unrealized appreciation (depreciation)
Investments	$5,939,728
Futures contracts	2,535
Translation of assets and liabilities in foreign currencies	18,198
Net unrealized gain (loss) on investments and foreign currency translation		$5,960,461
Net realized and unrealized gain (loss) on investments and foreign currency		$5,914,629
Change in net assets from operations		$11,864,067

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 11/30
	2010	2009
Change in net assets
From operations
Net investment income	$5,949,438	$5,758,528
Net realized gain (loss) on investments and foreign currency transactions	(45,832)	(5,858,494)
Net unrealized gain (loss) on investments and foreign currency translation	5,960,461	26,954,370
Change in net assets from operations	$11,864,067	$26,854,404
Distributions declared to shareholders
From net investment income	$(5,568,497)	$(6,086,022)
Change in net assets from fund share transactions	$112,557	$(10,536)
Total change in net assets	$6,408,127	$20,757,846
Net assets
At beginning of period	56,683,903	35,926,057
At end of period (including undistributed net investment income of $726,925 and accumulated distributions in excess of net investment income of $258,361, respectively)	$63,092,030	$56,683,903

See Notes to Financial Statements

Financial Statements

STATEMENT OF CASH FLOWS

Year ended 11/30/10

This statement provides a summary of cash flows from investment activity for the fund.

Cash flows from operating activities:
Net increase in net assets from operations	$11,864,067
Adjustments to reconcile change in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(60,566,636)
Proceeds from disposition of investment securities	59,086,342
Proceeds from futures transactions	6,944
Proceeds from disposition of short-term investments, net	120,464
Realized gain/loss on investments	253,541
Realized gain/loss on futures transactions	(6,944)
Unrealized appreciation/depreciation on investments	(5,939,728)
Unrealized appreciation/depreciation on foreign currency contracts	(21,354)
Net amortization/accretion of income	(267,808)
Increase in dividends and interest receivable	(144,206)
Decrease in accrued expenses and other liabilities	(25,460)
Increase in receivable from investment adviser	(15,070)
Increase in payable for daily variation margin on open futures contracts	1,500
Increase in restricted cash	(11,200)
Decrease in other assets	8,674
Net cash provided by operating activities	$4,343,126
Cash flows from financing activities:
Distributions paid in cash	(5,486,954)
Increase in notes payable	1,000,000
Increase in interest payable	3,119
Net cash used by financing activities	$(4,483,835)
Net decrease in cash	$(140,709)
Cash:
Beginning of period (including foreign currency of $153,300)	$156,437
End of period	$15,728

Supplemental disclosure of cash flow information:

Cash paid during the year for interest $515,172.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 11/30
	2010	2009		2008	2007	2006
Net asset value, beginning of period	$2.72	$1.72		$3.47	$3.64	$3.60
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.28		$0.33	$0.29	$0.29
Net realized and unrealized gain (loss) on investments and foreign currency	0.28	1.01		(1.76)	(0.18)	0.09
Total from investment operations	$0.57	$1.29		$(1.43)	$0.11	$0.38
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.29)		$(0.32)	$(0.28)	$(0.34)
Net increase from repurchase of capital shares	$—	$ 0.00	(w)	$ 0.00 (w)	$—	$—
Net asset value, end of period	$3.02	$2.72		$1.72	$3.47	$3.64
Per share market value, end of period	$3.01	$2.42		$1.35	$2.97	$3.46
Total return at market value (%)	36.61	107.88		(48.49)	(6.95)	21.22
Total return at net asset value (%) (j)(r)(s)(t)	21.94	83.39		(43.83)	3.34	11.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.31	2.85		3.55	3.35	3.33
Expenses after expense reductions (f)	1.88	2.16		2.81	3.24	3.12
Net investment income	9.85	12.69		10.80	7.97	8.24
Portfolio turnover	57	45		62	90	54
Net assets at end of period (000 omitted)	$63,092	$56,684		$35,926	$72,833	$76,433
Supplemental Ratios (%):
Expenses after expense reductions and excluding interest expense (f)	1.03	1.08		1.01	1.04	1.04
Senior Securities:
Total notes payable outstanding (000 omitted)	$22,000	$21,000		$17,000	$28,500	$28,500
Asset coverage per $1,000 of indebtedness (k)	$3,868	$3,699		$3,113	$3,556	$3,682

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.

Financial Highlights – continued

(j)	Total return at net asset value is calculated using the net asset value of the fund, not the publicly traded price and therefore may be different than the total return at market value.
(k)	Calculated by subtracting the trust’s total liabilities (not including notes payable) from the trust’s total assets and dividing this number by the notes payable outstanding and then multiplying by 1,000.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Prior to November 30, 2007, total return at net asset value is unaudited.
(w)	Per share amount was less than $0.01.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1)	Business and Organization

MFS Intermediate High Income Fund (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2)	Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Equity securities held short, for which there were no sales reported for that day, are generally valued at the last quoted daily ask quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term

Notes to Financial Statements – continued

instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Exchange-traded options are generally valued at the last sale or official closing price as provided by a third-party pricing service on the exchange on which such options are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as provided by a third-party pricing service on the exchange on which such options are primarily traded. Options not traded on an exchange are generally valued at a broker/dealer bid quotation. Foreign currency options are generally valued at valuations provided by a third-party pricing service. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Forward foreign currency contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset

Notes to Financial Statements – continued

value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, swap contracts, and written options. The following is a summary of the levels used as of November 30, 2010 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$486,456	$412,351	$—	$898,807
Corporate Bonds	—	69,975,729	—	69,975,729
Commercial Mortgage-Backed Securities	—	1,126,609	—	1,126,609
Foreign Bonds	—	8,832,048	—	8,832,048
Floating Rate Loans	—	900,853	—	900,853
Mutual Funds	1,209,589	—	—	1,209,589
Total Investments	$1,696,045	$81,247,590	$—	$82,943,635

Other Financial Instruments
Futures	$2,535	$—	$—	$2,535
Forward Currency Contracts	—	(21,162)	—	(21,162)

Notes to Financial Statements – continued

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of Level 3 securities held at the beginning and the end of the period.

Investments in Securities
Balance as of 11/30/09	$6,315
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(6,315)
Purchases	—
Sales	—
Transfers into Level 3	—
Transfers out of Level 3	0
Balance as of 11/30/10	$—

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund may use derivatives for different purposes, including to earn income and enhance returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the fund, or as alternatives to direct investments. Derivatives may be used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

Derivative instruments include written options, purchased options, futures contracts, forward foreign currency exchange contracts, and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract Tables, generally are indicative of the volume of its derivative activity during the period.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at November 30, 2010 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative	Asset Derivatives	Liability Derivatives
Interest Rate Contracts	Interest Rate Futures	$2,535	$—
Foreign Exchange Contracts	Forward Foreign Currency Exchange Contracts	—	(21,162)
Equity Contracts	Purchased Equity Options	54,180	—
Total		$56,715	$(21,162)

(a)	The value of purchased options outstanding is included in total investments, at value, within the fund’s Statement of Assets and Liabilities. The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended November 30, 2010 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency Transactions	Investment Transactions (Purchased Options)
Interest Rate Contracts	$6,944	$—	$—
Foreign Exchange Contracts	—	206,975	—
Equity Contracts	—	—	14,062
Total	$6,944	$206,975	$14,062

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended November 30, 2010 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies	Investments (Purchased Options)
Interest Rate Contracts	$2,535	$—	$—
Foreign Exchange Contracts	—	21,354	—
Equity Contracts	—	—	(16,074)
Total	$2,535	$21,354	$(16,074)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk

Notes to Financial Statements – continued

whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forwards, swaps and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been pledged to cover obligations of the fund under derivative contracts, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Purchased Options – The fund purchased call options for a premium. Purchased call options entitle the holder to buy a specified number of shares or units of a particular security, currency or index at a specified price at a specified date or within a specified period of time. Purchasing call options may be used to hedge against an anticipated increase in the dollar cost of securities or currency to be acquired or to increase the fund’s exposure to an underlying instrument.

The premium paid is initially recorded as an investment in the Statement of Assets and Liabilities. That investment is subsequently marked-to-market daily with the difference between the premium paid and the market value of the purchased option being recorded as unrealized appreciation or depreciation. Premiums paid for purchased call options which have expired are treated as

Notes to Financial Statements – continued

realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased call option, the premium paid is added to the cost of the security or financial instrument.

The risk in purchasing an option is that the fund pays a premium whether or not the option is exercised. The fund’s maximum risk of loss due to counterparty credit risk is limited to the market value of the option. For over-the-counter options, this risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Futures Contracts – The fund entered into futures contracts which may be used to gain or to hedge against broad market, interest rate or currency exposure. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to

Notes to Financial Statements – continued

unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency transactions.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to our use of continuous linked settlement, an industry accepted settlement system. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and for posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which obligate the fund to supply additional cash to the borrower on demand. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Statement of Cash Flows – Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and does not include any short term investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended November 30, 2010, is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These

Notes to Financial Statements – continued

adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards, amortization and accretion of debt securities, and defaulted bonds.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	11/30/10	11/30/09
Ordinary income (including any short-term capital gains)	$5,568,497	$6,086,022

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 11/30/10
Cost of investments	$82,888,586
Gross appreciation	4,988,415
Gross depreciation	(4,933,366)
Net unrealized appreciation (depreciation)	$55,049
Undistributed ordinary income	896,107
Capital loss carryforwards	(16,270,207)
Other temporary differences	(190,634)

As of November 30, 2010, the fund had capital loss carryforwards available to offset future realized gains. Such losses expire as follows:

11/30/13	$(796,437)
11/30/14	(2,075,017)
11/30/16	(5,956,332)
11/30/17	(6,983,828)
11/30/18	(458,593)
$(16,270,207)

(3)	Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.65% of the fund’s average daily net assets. The fund pays the adviser a monthly fee equal to 20% of the fund’s leverage income after deducting the expenses of leveraging (“Net leverage income”);

Notes to Financial Statements – continued

provided, however, if the fund’s net leverage income is less than zero, the adviser pays the fund the percentage indicated of the fund’s net leverage income.

The management fee incurred for the year ended November 30, 2010 was equivalent to an annual effective rate of 1.08% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that the total annual fund operating expenses do not exceed 1.00% annually of the fund’s average daily net assets. This written agreement terminated on November 30, 2010. For the year ended November 30, 2010, this reduction amounted to $257,546 and is reflected as a reduction of total expenses in the Statement of Operations.

Effective December 1, 2010, the investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, such that the total annual fund operating expenses do not exceed 1.34% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until November 30, 2011.

Transfer Agent – The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the year ended November 30, 2010, these fees paid to MFSC amounted to $5,279.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended November 30, 2010 was equivalent to an annual effective rate of 0.0313% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFSC.

Notes to Financial Statements – continued

Deferred Trustee Compensation – Prior to MFS’ appointment as investment adviser to the fund, the fund’s former independent Trustees participated in a Deferred Compensation Plan (the “Former Colonial Trustees Plan” or “Plan”). The fund’s current independent Trustees are not allowed to defer compensation under the Former Colonial Trustees Plan. Amounts deferred under the Plan are invested in shares of certain non-MFS funds selected by the former independent Trustees as notional investments. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in other assets and payable for independent Trustees’ compensation on the Statement of Assets and Liabilities is $4,338 of deferred Trustees’ compensation. There is no current year expense associated with the Former Colonial Trustees Plan.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended November 30, 2010, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $576 and are included in miscellaneous expense on the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $295, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks a high level of current income consistent with preservation of capital and liquidity. Income earned on this investment is included in dividends from underlying funds on the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4)	Portfolio Securities

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions, and short-term obligations, aggregated $45,333,043 and $45,128,125, respectively.

(5)	Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the fund of up to 10% annually of its own shares of beneficial interest.

Notes to Financial Statements – continued

During the year ended November 30, 2010, the fund did not repurchase any shares. The fund repurchased and retired 80,800 shares of beneficial interest during the year ended November 30, 2009 at an average price per share of $1.33 and a weighted average discount of 18.00% per share. Transactions in fund shares were as follows:

	Year ended 11/30/10		Year ended 11/30/09
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions	38,924	$112,557	50,514	$96,825
Shares reacquired	—	—	(80,800)	(107,361)
Net change	38,924	$112,557	(30,286)	$(10,536)

(6)	Loan Agreement

The fund has a credit agreement with a bank for a revolving secured line of credit that can be drawn upon up to $20,000,000. At November 30, 2010, the fund had outstanding borrowings under this agreement in the amount of $12,000,000, which are secured by a lien on the fund’s assets. The loan’s carrying value on the fund’s Statement of Assets and Liabilities approximates its fair value. The credit agreement matures on January 14, 2011. Subsequent to the fiscal year end, the Trustees approved the renewal of the revolving secured line of credit up to the amount of $30,000,000 on substantially similar terms for an additional 364 day period. Interest is charged at a rate per annum equal to LIBOR plus an agreed upon spread or an alternate rate, at the option of the borrower, stated as the greater of Overnight LIBOR or the Federal Funds Rate each plus an agreed upon spread. The fund also has a Term Loan B outstanding with a bank in the amount of $10,000,000 which is secured by a lien on the fund’s assets. The loan’s carrying value on the fund’s Statement of Assets and Liabilities approximates its fair value. This term loan bears interest at 3.68% per annum and matures on January 18, 2011.

Borrowings under both of these agreements can be made for liquidity or leverage purposes. The fund incurred interest expense in the amount of $518,291 during the period in connection with these loan agreements. The fund also incurred a commitment fee of $15,348 based on the average daily unused portion of the revolving line of credit which is reported in miscellaneous expense on the Statement of Operations. For the year ended November 30, 2010, the average loan balance was $21,613,699 at a weighted average annual interest rate of 2.40%. The fund is subject to certain covenants including, but not limited to, requirements with respect to asset coverage, portfolio diversification and liquidity.

Notes to Financial Statements – continued

(7)	Transactions in Underlying Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,330,053	24,082,382	(24,202,846)	1,209,589

Underlying Funds	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$3,630	$1,209,589

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of MFS Intermediate High Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Intermediate High Income Fund (the Fund), including the portfolio of investments, as of November 30, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended November 30, 2006 were audited by another independent registered public accounting firm whose report, dated January 25, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2010, by correspondence with the Fund’s custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Intermediate High Income Fund at November 30, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

January 14, 2011

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At the annual meeting of shareholders of MFS Intermediate High Income Fund, which was held on October 7, 2010, the following actions were taken:

Item 1. To elect the following individuals as Trustees:

	Number of Shares
Nominee	For	Withheld Authority
Maureen R. Goldfarb	17,236,819.068	489,236.908
Robert J. Manning	17,046,221.068	679,834.908
Laurie J. Thomsen	17,211,406.068	514,649.908

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and officers of the Trust, as of January 1, 2011, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 500 Boylston Street, Boston, Massachusetts 02116.

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years & Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (born 10/20/63)	Trustee	February 2004	2013	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)
Robert C. Pozen (k) (born 8/08/46)	Trustee	February 2004	2012	Massachusetts Financial Services Company, Chairman Emeritus; Chairman (until July 2010); Medtronic, Inc, (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Telesat (satellite communications), Director (until November 2007); Bell Canada Enterprises (telecommunications), Director (until February 2009)
INDEPENDENT TRUSTEES
David H. Gunning (born 5/30/42)	Trustee and Chair of Trustees	January 2004	2012	Retired; Cleveland-Cliffs Inc. (mining products and service provider), Vice Chairman/Director (until May 2007); Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Portman Limited (mining), Director (until 2008)
Robert E. Butler (born 11/29/41)	Trustee	January 2006	2012	Consultant – investment company industry regulatory and compliance matters; PricewaterhouseCoopers LLP (professional services firm), Partner (until 2002)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years & Other Directorships (j)
Maureen R. Goldfarb (born 4/6/55)	Trustee	January 2009	2013	Private investor; John Hancock Financial Services, Inc., Executive Vice President (until 2004); John Hancock Mutual Funds, Trustee and Chief Executive Officer (until 2004)
William R. Gutow (born 9/27/41)	Trustee	December 1993	2011	Private investor and real estate consultant ; Capital Entertainment Management Company (video franchise), Vice Chairman; Texas Donuts (donut franchise), Vice Chairman (since 2007); Atlantic Coast Tan (tanning salons), Vice Chairman (until 2007)
Michael Hegarty (born 12/21/44)	Trustee	December 2004	2011	Private Investor; AXA Financial (financial services and insurance), Vice Chairman and Chief Operating Officer (until 2001); The Equitable Life Assurance Society (insurance), President and Chief Operating Officer (until 2001)
John P. Kavanaugh (born 11/4/54)	Trustee	January 2009	2011	Private investor; The Hanover Insurance Group, Inc., Vice President and Chief Investment Officer (until 2006); Allmerica Investment Trust, Allmerica Securities Trust and Opus Investment Trust (investment companies), Chairman, President and Trustee (until 2006)
J. Dale Sherratt (born 9/23/38)	Trustee	June 1989	2012	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner
Laurie J. Thomsen (born 8/05/57)	Trustee	March 2005	2013	Private investor; The Travelers Companies (property and casualty insurance), Director; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years & Other Directorships (j)
Robert W. Uek (born 5/18/41)	Trustee	January 2006	2011	Consultant to investment company industry; PricewaterhouseCoopers LLP (professional services firm), Partner (until 1999); TT International Funds (mutual fund complex), Trustee (until 2005); Hillview Investment Trust II Funds (mutual fund complex), Trustee (until 2005)
OFFICERS
Maria F. DiOrioDwyer (k) (born 12/01/58)	President	March 2004	N/A	Massachusetts Financial Services Company, Executive Vice President and Chief Regulatory Officer (since March 2004) Chief Compliance Officer (since December 2006)
Christopher R. Bohane (k) (born 1/18/74)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel
John M. Corcoran (k) (born 4/13/65)	Treasurer	October 2008	N/A	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)
Ethan D. Corey (k) (born 11/21/63)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (born 8/10/68)	Assistant Treasurer	July 2005	N/A	Massachusetts Financial Services Company, Vice President
Timothy M. Fagan (k) (born 7/10/68)	Assistant Secretary and Assistant Clerk	September 2005	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel
Mark D. Fischer (k) (born 10/27/70)	Assistant Treasurer	July 2005	N/A	Massachusetts Financial Services Company, Vice President

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years & Other Directorships (j)
Robyn L. Griffin (born 7/04/75)	Assistant Independent Chief Compliance Officer	August 2008	N/A	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008); Liberty Mutual Group (insurance), Personal Market Assistant Controller (April 2006 – October 2006); Deloitte & Touche LLP (professional services firm), Senior Manager (prior to April 2006)
Brian E. Langenfeld (k) (born 3/07/73)	Assistant Secretary and Assistant Clerk	June 2006	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel (since May 2006); John Hancock Advisers, LLC, Assistant Vice President and Counsel (until April 2006)
Ellen Moynihan (k) (born 11/13/57)	Assistant Treasurer	April 1997	N/A	Massachusetts Financial Services Company, Senior Vice President
Susan S. Newton (k) (born 3/07/50)	Assistant Secretary and Assistant Clerk	May 2005	N/A	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Susan A. Pereira (k) (born 11/05/70)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel
Mark N. Polebaum (k) (born 5/01/52)	Secretary and Clerk	January 2006	N/A	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary (since January 2006); Wilmer Cutler Pickering Hale and Dorr LLP (law firm), Partner (until January 2006)
Frank L. Tarantino (born 3/07/44)	Independent Chief Compliance Officer	June 2004	N/A	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (born 7/16/70)	Assistant Secretary and Assistant Clerk	October 2007	N/A	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Trustees and Officers – continued

Name, Date of Birth	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Principal Occupations During the Past Five Years & Other Directorships (j)
James O. Yost (k) (born 6/12/60)	Assistant Treasurer	September 1990	N/A	Massachusetts Financial Services Company, Senior Vice President

(h)	Date first appointed to serve as Trustee/officer of an MFS fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Messrs. Pozen and Manning served as Advisory Trustees. For the period March 2008 until October 2008, Ms. DiOrioDwyer served as Treasurer of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years which term expires on the date of the third annual meeting following the election to office of the Trustee’s class. Each year the term of one class expires. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal.

Messrs. Butler, Kavanaugh, and Uek and Ms. Thomsen are members of the Fund’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2011, the Trustees served as board members of 99 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company	State Street Bank and Trust
500 Boylston Street, Boston, MA 02116-3741	1 Lincoln Street, Boston, MA 02111-2900
Portfolio Managers	Independent Registered Public Accounting Firm
John Addeo	Ernst & Young LLP
David Cole	200 Clarendon Street, Boston, MA 02116

BOARD REVIEW OF INVESTMENT

ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2010 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Chief Compliance Officer, a full-time senior officer appointed by and reporting to the independent Trustees.

In June 2007, shareholders approved an investment advisory agreement between the Fund and MFS. Effective June 30, 2007, in connection with the consummation of the asset purchase agreement between MFS and Columbia Management Advisors LLC, MFS assumed investment management responsibilities for the Fund.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Lipper Inc., an independent third party, on the investment performance (based on net asset value) of the Fund for various time periods ended December 31, 2009 and the investment performance (based on net asset value) of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by

Board Review of Investment Advisory Agreement – continued

Lipper Inc. on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Lipper Inc. (the “Lipper expense group”), (iii) information provided by MFS on the advisory fees of comparable portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Lipper Inc. was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Lipper Inc., the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s common shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2009, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s common shares ranked 7th out of a total of 27 funds in the Lipper performance universe for this three-year period

Board Review of Investment Advisory Agreement – continued

(a ranking of first place out of the total number of funds in the performance universe indicating the best performer and a ranking of last place out of the total number of funds in the performance universe indicating the worst performer). The total return performance of the Fund’s common shares ranked 13th out of a total of 29 funds for the one-year period and 11th out of a total of 24 funds for the five-year period ended December 31, 2009. Given the size of the Lipper performance universe and information previously provided by MFS regarding differences between the Fund and other funds in its Lipper performance universe, the Trustees also reviewed the Fund’s performance in comparison to the Barclays Capital U.S. High-Yield Corporate Bond Index. The Fund out-performed the Barclays Capital U.S. High Yield Corporate Bond Index for the one-year period ended December 31, 2009 (74.3% total return for the Fund versus 58.2% total return for the benchmark) and under-performed the Barclays Capital U.S. High-Yield Corporate Bond Index for each of the three- and five-year periods ended December 31, 2009 (three-year: 1.9% total return for the Fund versus 6.0% total return for the benchmark; five-year: 3.6% total return for the Fund versus 6.5% total return for the benchmark). Because of the passage of time, these performance results are likely to differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s common shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Lipper Inc. The Trustees considered that the Fund currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the Lipper data (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and the Fund’s total expense ratio were each lower than the Lipper expense group median.

The Trustees also considered the advisory fees charged by MFS to institutional accounts. In comparing these fees, the Trustees considered information

Board Review of Investment Advisory Agreement – continued

provided by MFS as to the generally broader scope of services provided by MFS to the Fund in comparison to institutional accounts and the impact on MFS and expenses associated with the more extensive regulatory regime to which the Fund is subject in comparison to institutional accounts.

The Trustees considered that, as a closed-end fund, the Fund is unlikely to experience meaningful asset growth. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences significant asset growth, such as through an offering of preferred shares (which is not currently contemplated), or a material increase in the market value of the Fund’s portfolio securities.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative services provided to the Fund by MFS under agreements other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’

Board Review of Investment Advisory Agreement – continued

interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Funds were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including a majority of the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2010.

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Closed End Funds” in the “Products and Performance” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The fund’s Form N-Q is available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

A shareholder can also obtain the quarterly portfolio holdings report at mfs.com.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Closed End Funds” in the “Products and Performance” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2010 income tax forms in January 2011.

MFS® PRIVACY NOTICE

Privacy is a concern for every investor today. At MFS Investment Management® and the MFS funds, we take this concern very seriously. We want you to understand our policies about the investment products and services that we offer, and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information. We maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

•	data from investment applications and other forms
•	share balances and transactional history with us, our affiliates, or others
•	facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. We may share nonpublic personal information with third parties or certain of our affiliates in connection with servicing your account or processing your transactions. We may share information with companies or financial institutions that perform marketing services on our behalf or with other financial institutions with which we have joint marketing arrangements, subject to any legal requirements.

Authorization to access your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards to help protect the personal information we collect about you.

If you have any questions about the MFS privacy policy, please call 1-800-225-2606 any business day.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

Transfer Agent, Registrar and Dividend Disbursing Agent

Call

1-800-637-2304

9 a.m. to 5 p.m. Eastern time

Write

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940-3078

500 Boylston Street, Boston, MA 02116	New York Stock Exchange Symbol: CIF

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. The Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended November 30, 2010 and 2009, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2010	2009
Fees billed by E&Y:
MFS Intermediate High Income Fund	49,327	48,179

For the fiscal years ended November 30, 2010 and 2009, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2010	2009	2010	2009	2010	2009
Fees billed by E&Y:
To MFS Intermediate High Income Fund	10,000	10,000	9,456	8,849	0	0
To MFS and MFS Related Entities of MFS Intermediate High Income Fund*	0	0	0	0	0	0

	2010	2009[4]
Aggregate fees for non-audit services:
To MFS Intermediate High Income Fund, MFS and MFS Related Entities#	253,585	247,655

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]	E&Y fees reported in 2009 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended November 30, 2009.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Robert E. Butler, John P. Kavanaugh, and Robert W. Uek and Ms. Laurie J. Thomsen.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2010

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, and MFS’ other subsidiaries that perform discretionary investment management activities (except Four Pillars Capital, Inc.) (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the registered investment companies sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C.	Monitoring System;

D.	Records Retention; and

E.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares, and institutional relationships.

In developing these proxy voting guidelines, MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and E below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.	MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) are comprised entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested elections, we will not support a nominee to a board of a U.S. issuer if, as a result of such nominee being elected to the board, the board would be comprised of a majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS will not support all nominees standing for re-election to a board if we can determine: (1) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced or exchanged underwater stock options; or (2) since the last annual meeting, the board has either implemented a poison pill without shareholder approval (including those related to net-operating loss carryforwards), or has not taken responsive action to a majority shareholder approved resolution recommending that the poison pill be rescinded. Responsive action would include the rescission of the “poison pill” (without a broad reservation to reinstate the “poison pill” in the event of a hostile tender offer), or assurance in the proxy materials that the terms of the “poison pill” would be put to a binding shareholder vote within the next five to seven years.

MFS will also not support a nominee (other than a nominee who serves as the issuer’s Chief Executive Officer) standing for re-election if such nominee participated (as a director or committee member) in the approval of senior executive compensation that MFS deems to be “excessive” due to pay for performance issues and/or poor pay practices. In the event that MFS determines that an issuer has adopted “excessive” executive compensation, MFS may also not support the re-election of the issuer’s Chief Executive Officer as director regardless of whether the Chief Executive Officer directly participated in the approval of the package. MFS will determine whether senior executive compensation is excessive on a case-by-case basis. Examples of excessive executive compensation practices may include, but are not limited to, a pay-for-performance disconnect, egregious employment contract terms such as guaranteed bonus provisions, excessive pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, excessive perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of the nominees for both slates, if applicable, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”). MFS considers voting against Majority Vote Proposals if the company has adopted, or has proposed to adopt in the proxy statement, formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast. MFS believes that a company’s election policy should address the specific circumstances at that company. In determining whether the issuer has a meaningful alternative to the majority voting standard, MFS considers whether a company’s election policy articulates the following elements to address each director nominee who fails to receive an affirmative majority of votes cast in an election:

•

Establish guidelines for the process by which the company determines the status of nominees who fail to receive an affirmative majority of votes cast and disclose the guidelines in the annual proxy statement;

•	Guidelines should include a reasonable timetable for resolution of the nominee’s status and a requirement that the resolution be disclosed together with the reasons for the resolution;

•	Vest management of the process in the company’s independent directors, other than the nominee in question; and

•	Outline the range of remedies that the independent directors may consider concerning the nominee.

Classified Boards

MFS generally opposes proposals to classify a board (e.g. a board in which only one-third of board members is elected each year) for issuers (other than for certain closed-end investment companies). MFS generally supports proposals to declassify a board for issuers (other than for certain closed-end investment companies).

Non-Salary Compensation Programs

MFS votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted.

MFS also opposes stock option programs that allow the board or the compensation committee, without shareholder approval, to re-price underwater options or to automatically replenish shares (i.e. evergreen plans). MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock plans, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year.

Expensing of Stock Options

MFS supports shareholder proposals to expense stock options because we believe that the expensing of options presents a more accurate picture of the company’s financial results to investors. We also believe that companies are likely to be more disciplined when granting options if the value of stock options were treated as an expense item on the company’s income statements.

Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s compensation committee members and votes on stock plans (as outlined above) are currently the most effective mechanisms to express our view on a company’s compensation practices.

MFS also supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, or (ii) expressly prohibit the backdating of stock options. Although we support linking executive stock option grants to a company’s performance, MFS opposes shareholder proposals that mandate a link of performance-based options to a specific industry or peer group stock index. MFS also opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to propose the appropriate index or other criteria by which performance-based options should be measured.

Advisory Votes on Executive Compensation

MFS supports reasonably crafted shareholder proposals to include an advisory shareholder vote on an issuer’s executive compensation practices in the issuer’s proxy statement.

For a U.S. issuer that already includes an advisory vote on its executive compensation practices in its proxy statement, MFS will generally support the issuer’s advisory vote, unless MFS has determined that issuer has adopted excessive executive compensation practices.

Employee Stock Purchase Plans

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

“Golden Parachutes”

From time to time, shareholders of companies have submitted proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company's total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Non-Salary Compensation Programs,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive and not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Confidential Voting

MFS votes in favor of proposals to ensure that shareholder voting results are kept confidential. For example, MFS supports proposals that would prevent management from having access to shareholder voting information that is compiled by an independent proxy tabulation firm.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders. In our view, shareholders should provide names of qualified candidates to a company’s nominating committee, which, in our view, should be comprised solely of “independent” directors.

Written Consent and Special Meetings

Because the shareholder right to act by written consent (without calling a formal meeting of shareholders) can be a powerful tool for shareholders, MFS generally opposes proposals that would prevent shareholders from taking action without a formal meeting or would take away a shareholder’s right to call a special meeting of company shareholders pursuant to relevant state law.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS typically does not support proposals to separate the chairman and CEO positions as we believe that the most beneficial leadership structure of a company should be determined by the company’s board of directors. For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions.

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have adopted mandatory requirements for all companies to hold advisory votes on executive compensation. MFS will not support such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision.

In accordance with local law or business practices, many foreign companies or custodians prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.

Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an

MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee identifies an actual or potential conflict of interest with respect to any voting decision, then that employee must recuse himself/herself from participating in the voting process. Additionally, with respect to decisions concerning all Non-Standard Votes, as defined below, MFS will review the securities holdings reported by the individuals that participate in such decision to determine whether such person has a direct economic interest in the decision, in which case such person shall not further participate in making the decision. Any significant attempt by an employee of MFS or its subsidiaries to influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates an excessive executive compensation issue in relation to the election of directors, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Client List will be reviewed and updated periodically, as appropriate.

From time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and the Funds, has entered into an agreement with an independent proxy administration firm, RiskMetrics Group, Inc., (the “Proxy Administrator”), pursuant to which the Proxy Administrator performs various proxy vote related administrative services, such as vote processing and recordkeeping functions for MFS’ Funds and institutional client accounts. The Proxy

Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by the MFS Proxy Voting Committee. With respect to proxy matters that require the particular exercise of discretion or judgment, MFS considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. In addition, MFS expects to rely on the Proxy Administrator to identify circumstances in which a board may have approved excessive executive compensation or whether certain environmental or social proposals warrant consideration. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little or no involvement in specific votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In limited types of votes (e.g. corporate actions, such as mergers and acquisitions, or shareholder proposals relating to environmental and social issues), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS portfolio managers or investment analysts.2 However, the MFS Proxy Voting Committee would ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such

[2]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a recommendation on a merger or acquisition proposal. If such a recommendation cannot be obtained prior to the cut-off date of the shareholder meeting, certain members of the MFS Proxy Voting Committee may determine to abstain from voting.

override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.	Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue with a company or other shareholder regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to solicit support for certain contemplated proposals.

C.	MONITORING SYSTEM

It is the responsibility of the Proxy Administrator and MFS’ Proxy Voting Committee to monitor the proxy voting process. When proxy materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s system. Through an interface with the portfolio holdings database of MFS, the Proxy Administrator matches a list of all MFS Funds and clients who hold shares of a company’s stock and the number of shares held on the record date with the Proxy Administrator’s listing of any upcoming shareholder’s meeting of that company.

When the Proxy Administrator’s system “tickler” shows that the voting cut-off date of a shareholders’ meeting is approaching, a Proxy Administrator representative checks that the vote for MFS Funds and clients holding that security has been recorded in the computer system. If a proxy ballot has not been received from the client’s custodian, the Proxy Administrator contacts the custodian requesting that the materials be forwarded immediately. If it is not possible to receive the proxy ballot from the custodian in time to be voted at the meeting, then MFS may instruct the custodian to cast the vote in the manner specified and to mail the proxy directly to the issuer.

D.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees and Board of Managers of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

E.	REPORTS

MFS Funds

MFS publicly discloses the proxy voting records of the MFS Funds on an annual basis, as required by law. MFS will also report the results of its voting to the Board of Trustees and Board of Managers of the MFS Funds. These reports will include: (i) a summary of how votes were cast; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (vii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees and Managers of the MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

All MFS Advisory Clients

At any time, a report can be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives (unless required by applicable law) because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

General. Information regarding the portfolio manager(s) of the MFS Intermediate High Income Fund (the “Fund”) is set forth below.

Portfolio Manager	Primary Role	Since	Title and Five Year History
David P. Cole	Portfolio Manager	2007	Investment Officer of MFS; employed in the investment area of MFS since 2004.

John F. Addeo	Portfolio Manager	2007	Investment Officer of MFS; employed in the investment area of MFS since 1998.

Compensation. Portfolio manager compensation is reviewed annually. As of December 31, 2009, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2009, the following benchmarks were used:

Portfolio Manager	Benchmark(s)
David P. Cole	Lipper High Current Yield Funds
Barclays Capital Corporate High Yield Index
Morningstar Dollar High Yield Bond Funds
Morningstar Euro High Yield Bond Funds
Lipper Variable Annuity High Current Yield Funds
BofA Merrill Lynch European Currency High Yield Constrained Index 100% Hedged

John F. Addeo	Lipper High Current Yield Funds
Barclays Capital Corporate High Yield Index
Morningstar Dollar High Yield Bond Funds
Morningstar Euro High Yield Bond Funds
Lipper Variable Annuity High Yield Funds
BofA Merrill Lynch European Currency High Yield Constrained Index 100% Hedged

Additional or different benchmarks, including versions of indices and custom indices may also be used. Primary weight is given to portfolio performance over a three-year time period with lesser consideration given to portfolio performance over one-year and five-year periods (adjusted as appropriate if the portfolio manager has served for less than five years).

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance).

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests and/or options to acquire equity interests in MFS or its parent company are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares. The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the fund’s fiscal year ended November 30, 2010. The following dollar ranges apply:

N. None

A. $1 - $10,000

B. $10,001 - $50,000

C. $50,001 - $100,000

D. $100,001 - $500,000

E. $500,001 - $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
David P. Cole	N
John F. Addeo	N

Other Accounts. In addition to the Fund, the Fund’s portfolio manager is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate, the number and assets of which, as of the fund’s fiscal year ended November 30, 2010

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts*	Total Assets*	Number of Accounts	Total Assets	Number of Accounts	Total Assets
David P. Cole	10	$3.8 billion	2	$654.2 million	0	N/A
John F. Addeo	13	$4.2 billion	5	$1.3 billion	0	N/A

*	Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest. The Adviser seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to potential conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of the Adviser or its subsidiaries with similar investment objectives. A Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of the Adviser or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In most cases, however, the Adviser believes that the Fund’s ability to participate in volume transactions will produce better executions for the Fund.

The Adviser and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS Intermediate High Income Fund

Period	(a) Total number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased under the Plans or Programs
12/01/09-12/31/09	0	N/A	0	2,083,791
1/01/10-1/31/10	0	N/A	0	2,083,791
2/01/10-2/28/10	0	N/A	0	2,083,791
3/01/10-3/31/10	0	N/A	0	2,085,481
4/01/10-4/30/10	0	N/A	0	2,085,481
5/01/10-5/31/10	0	N/A	0	2,085,481
6/01/10-6/30/10	0	N/A	0	2,085,481
7/01/10-7/31/10	0	N/A	0	2,085,481
8/01/10-8/31/10	0	N/A	0	2,085,481
9/01/10-9/30/10	0	N/A	0	2,085,481
10/01/10-10/31/10	0	N/A	0	2,085,481
11/01/10-11/30/10	0	N/A	0	2,085,481

Total	0		0

Note: The Board of Trustees approves procedures to repurchase shares annually. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on March 1st of each year. The programs conform to the conditions of Rule 10b-18 of the securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (March 1 through the following February 28) to 10% of the Registrant’s outstanding shares as of the first day of the plan year (March 1). The aggregate number of shares available for purchase for the March 1, 2010 plan year is 2,085,481.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(3)Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. Not applicable.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Agreement and Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant MFS INTERMEDIATE HIGH INCOME FUND

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President

Date: January 14, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	MARIA F. DIORIODWYER
Maria F. DiOrioDwyer, President (Principal Executive Officer)

Date: January 14, 2011

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, Treasurer (Principal Financial Officer and Accounting Officer)

Date: January 14, 2011

*	Print name and title of each signing officer under his or her signature.